Exhibit 10.5.1
AMENDMENT NO. 1
TO
THIRD AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
AMNEAL PHARMACEUTICALS LLC

This Amendment No. 1 to the Third Amended and Restated Limited Liability Company Agreement of Amneal Pharmaceuticals LLC (this “Amendment”), dated as of February 14, 2019, with effect as of May 4, 2018, is entered into by and among Amneal Pharmaceuticals LLC (the “Company”), the Manager and the Members set forth on the signature pages hereto.
RECITALS:
A.Reference is hereby made to that certain Third Amended and Restated Limited Liability Company Agreement of the Company, dated as of May 4, 2018 (the “LLC Agreement”), by and among the Company and its Members. Capitalized terms used in this Amendment but not defined herein shall have the meanings set forth in the LLC Agreement.
B.    Section 16.03 of the LLC Agreement provides that the LLC Agreement may be amended or modified in writing by the Manager, subject to the prior written consent of the Requisite Members.
C.    The Manager and the Requisite Members desire to amend the LLC Agreement as set forth in this Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein and in the LLC Agreement, the parties hereby agree as follows.
AGREEMENT:
Section 1.Amendments to LLC Agreement. Effective as of the date first set forth above, the LLC Agreement is hereby amended as follows.
(A)    The definition of “Cash Settlement” set forth in Article I of the LLC Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:
“Cash Settlement” means immediately available funds in U.S. dollars in an amount equal to the product of (a) the Share Settlement and (b) the Common Unit Redemption Price, except as otherwise expressly provided in Section 11.01(b).”
(B)    Section 6.06 of the LLC Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:
“Section 6.06    Reimbursement for Expenses. The Manager shall not be compensated for its services as Manager of the Company except as

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expressly provided in this Agreement. The Members acknowledge and agree that the Manager’s Class A Common Stock is and will continue to be publicly traded and therefore the Manager will have access to the public capital markets and that such status and the services performed by the Manager will inure to the benefit of the Company and all Members; therefore, the Manager shall be reimbursed by the Company for any reasonable out-of-pocket expenses incurred on behalf of the Company, including all fees, expenses and costs of being a public company (including public reporting obligations, proxy statements, stockholder meetings, stock exchange fees, transfer agent fees, SEC and FINRA filing fees and offering expenses) and maintaining its existence as a separate legal entity, but excluding, for the avoidance of doubt, any payment obligations of the Corporation under the Tax Receivable Agreement. In the event that (i) shares of Class A Common Stock were sold to underwriters in the initial public offering of the Corporation or are sold to underwriters in any public offering after the Effective Time, in each case, at a price per share that is lower than the price per share for which such shares of Class A Common Stock are sold to the public in such public offering after taking into account underwriters’ discounts or commissions and brokers’ fees or commissions (such amount the “Net Offering Proceeds” and such difference, the “Discount”) and (ii) the proceeds from such public offering are used to fund the Cash Settlement (unless the amount of the Cash Settlement has been set equal to the Net Offering Proceeds pursuant to the second sentence of Section 11.01(b)) for any Redeemed Units or otherwise contributed to the Company, the Company shall reimburse the Manager for such Discount by treating such Discount as an additional Capital Contribution made by the Manager to the Company, issuing Common Units in respect of such deemed Capital Contribution in accordance with Section 11.02, and increasing the Manager’s Capital Account by the amount of such Discount. To the extent practicable, expenses incurred by the Manager on behalf of or for the benefit of the Company shall be billed directly to and paid by the Company and, if and to the extent any reimbursements to the Manager or any of its Affiliates by the Company pursuant to this Section 6.06 constitute gross income to such Person (as opposed to the repayment of advances made by such Person on behalf of the Company), such amounts shall be treated as “guaranteed payments” within the meaning of Code Section 707(c) and shall not be treated as distributions for purposes of computing the Members’ Capital Accounts.”
(C)    Section 11.01(b) of the LLC Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:
“In exchange for its Redeemed Units, a Redeemed Member shall be entitled to receive the Share Settlement or, at the Company’s election,

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the Cash Settlement from the Company; provided, however, that the Company shall not be permitted to elect the Cash Settlement method in connection with any Redemption of Common Units that are to be redeemed for Class B-1 Common Stock pursuant to a Class B-1 Redemption Election by such Redeemed Member. Notwithstanding any provision to the contrary contained in this Agreement, if (1) at the direction of the Corporation, the Company elects the Cash Settlement method in connection with an exchange of Redeemed Units and (2) at the time of such election by the Company of the Cash Settlement method, the Amneal Group (as defined in the Stockholders Agreement) beneficially owns greater than 50% of the voting power of the Common Stock, then (x) in connection with such Cash Settlement, the Corporation shall sell shares of Class A Common Stock to fund the Cash Settlement and (y) the amount of the Cash Settlement per Redeemed Unit shall be equal to the per share purchase price (net of any underwriter discounts or commissions or brokers’ fees or commissions) received by the Corporation in such sale of Class A Common Stock.Within one (1) Business Day of delivery of the Redemption Notice, the Company shall give written notice (the “Settlement Method Notice”) to the Redeemed Member (with a copy to the Corporation) of its intended settlement method; provided that if the Company does not timely deliver a Settlement Method Notice, the Company shall be deemed to have elected the Share Settlement method. The Redeemed Member may retract its Redemption Notice by giving written notice (the “Retraction Notice”) to the Company (with a copy to the Corporation) at any time prior to 5:00 p.m., New York City time, on the Business Day after delivery of the Settlement Method Notice. The timely delivery of a Retraction Notice shall terminate all of the Redeemed Member’s, the Company’s and the Corporation’ rights and obligations under this Section 11.01 arising from the retracted Redemption Notice.”
Section 2.    Miscellaneous. The provisions of the LLC Agreement shall remain in full force and effect except as expressly amended and modified as set forth in this Amendment. References to the LLC Agreement therein and in other agreements entered into in connection therewith shall be deemed to mean the LLC Agreement as amended by this Amendment. This Amendment and all issues, disputes and claims arising out of or in any way in connection with this Amendment will be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which together will be deemed to constitute one and the same instrument. Executed counterparts to this Amendment may be delivered by facsimile or electronic (pdf) signatures.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Third Amended and Restated Limited Liability Company Agreement of Amneal Pharmaceuticals LLC as of the date first above written.

COMPANY AMNEAL PHARMACEUTICALS LLC
By:	/s/ David A. Buchen
	Name:	David A. Buchen
	Title:	Senior Vice President, Chief Legal Officer and Corporate Secretary

MANAGER AMNEAL PHARMACEUTICALS, INC.
By:	/s/ David A. Buchen
	Name:	David A. Buchen
	Title:	Senior Vice President, Chief Legal Officer and Corporate Secretary

AGREED AND CONSENTED TO:

MEMBERS

TUSHAR PATEL FAMILY TRUST
/s/ Tushar Patel
Name:	Tushar Patel
Title:	Trustee

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FALCON TRUST BY: TATTVA FIDUCIARY COMPANY, ITS TRUSTEE
/s/ Gautam Patel
Name:	Gautam Patel
Title:	President

T-TWELVE LEGACY TRUST BY: TATTVA FIDUCIARY COMPANY, ITS TRUSTEE
/s/ Gautam Patel
Name:	Gautam Patel
Title:	President

CHIRAG PATEL REVOCABLE TRUST
/s/ Chirag Patel
Name:	Chirag Patel
Title:	Trustee

CHINTU PATEL REVOCABLE TRUST
/s/ Chintu Patel
Name:	Chintu Patel
Title:	Trustee

AP-1 TRUST BY: PATEL PTC LLC
/s/ Dipan Patel
Name:	Dipan Patel
Title:

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AP-2 TRUST BY: PATEL PTC LLC
/s/ Dipan Patel
Name:	Dipan Patel
Title:

AP-3 TRUST BY: PATEL PTC LLC
/s/ Dipan Patel
Name:	Dipan Patel
Title:

AP-5 TRUST BY: PATEL PTC LLC
/s/ Dipan Patel
Name:	Dipan Patel
Title:

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